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FIRST AMENDMENT TO PURCHASE AND SALE
AGREEMENT

     This First Amendment to Purchase and
Sale Agreement is entered into effective
November 1, 1996, by and between
HEARTHSTONE-5K FAMILY LIMITED PARTNERSHIP, a Washington limited partnership
("Seller") and EMERITUS CORPORATION, a
Washington corporation ("Purchaser").


RECITALS:

     A.  Seller and Purchaser have hereto
fore entered into a Purchase and Sale
Agreement dated August 20, 1996 (the
"Purchaser").

     B.  At the time of execution of the
Purchase and Sale Agreement, Exhibits "A"
(Real Property Description), "B" (Personal
Property List), "C" ("Purchase Price
Allocation"), "G" ("Facility Lease"), "H"
("Rent Roll"), "I" ("Labor Disputes"), and
"J" ("Operating Contracts") were not
attracted to the Purchase and Sale
Agreement").

     C.  Seller and Purchase desire to
agree upon Permitted Exceptions as defined in Paragraph 11(a)(ii) of the Purchase and Sale Agreement.

     D.  Purchaser and Seller desire to
acknowledge that Purchaser has completed
Purchaser's Due diligence review and that Purchaser is satisfied with the results of the Due Diligence Review.

     E.  Purchaser and Seller desire to
acknowledge that the conditions to closing set forth in Paragraphs 13 and 14 of the Purchase and Sale Agreement have been met.

     NOW, THEREFORE, in consideration of
the mutual covenants and conditions herein contained, the parties hereto hereby amend and supplement the Purchase and Sale
Agreement and agree as follows:

     Attached hereto marked Exhibit "A",
is the Real Property Description which is Exhibit "A" to the Purchase and Sale
Agreement.  Attached hereto, marked as
Exhibit "B", is the Personal Property
List, which is Exhibit "B" to the Purchase and Sale Agreement. Attached hereto, marked as Exhibit "C", is the Purchase
Price allocation, which is Exhibit "C" to the Purchase and Sale Agreement. Attached hereto, marked as Exhibit "G", are copies of the Facility Lease, which is Exhibit
"G" to the Purchase and Sale Agreement.
Attached hereto, marked Exhibit "H", is the Rent roll, which is Exhibit "H" to the Purchase and Sale Agreement. Attached hereto, marked as Exhibit "I", is a list of all Labor Disputes, which is exhibit
"I" to the Purchase and Sale Agreement.
Attached hereto, marked as Exhibit "J",
are copies of all Operating Contracts
which is Exhibit "J" to the Purchase and Sale Agreement. Such exhibits are incorporated herein by this reference, and are hereby made part of the Purchaser and Sale Agreement.



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     The Permitted Exceptions pursuant to
the Purchase and Sale Agreement are those matters described on Exhibit B to the Warranty Deed, a copy of which is attached hereto, marked Exhibit 2, and incorporated herein by this reference.

     Purchaser acknowledges that Purchaser
has completed Purchaser's Due Diligence
Review as contemplated by the Purchase and Sale Agreement and that Purchase is satisfied with the same. However, it its understood that Purchaser's acceptance of such Due Diligence Review shall not be construed as amending or modifying in any manner the representations or warranties of Seller set forth in the Purchase and Sale Agreement or relieving Seller from its obligations to ensure that said representations and warranties are true and correct at closing, which representations and warranties shall be separate from and unaffected by
Purchaser's Due Diligence review except to the extent that Seller is able to demonstrate that Purchaser acquired actual knowledge prior to closing of any facts or circumstances inconsistent with any of
Seller's representations and warranties,
Seller failed to take any corrective
action with respect to said inconsistency and Purchaser nonetheless elected to close the transaction provided for in the Purchase and Sale Agreement.

     Those Operating Contracts attached
hereto as Exhibit J are the Operating
Contracts which Purchaser elects to assume at closing.

     Purchaser is satisfied with the
results of the ALTA Survey and the UCC
search and waives the provisions of
Paragraphs 13(f) and 13(g) of the Purchase and Sale Agreement.

     Purchaser acknowledges and represents
that Purchaser has received the approval of its Board of Directors, and a copy of such approval is attached hereto, marked as Exhibit 6, and incorporated herein by this reference, and Purchaser acknowledges that Purchaser has received all consents and approvals as may be necessary for it to won and operate the facility and Purchaser waives the provisions of
Paragraph 13(i) of the Purchaser and Sale
Agreement.

     Purchaser acknowledges that Purchaser
has secured a written commitment from an institutional lender to finance the transaction provided for in the Purchase and Sale Agreement on terms acceptable to Purchaser.

     The exhibits attached hereto are
incorporated into the Purchaser and Sale
Agreement by reference herein.  The
Purchase and Sale Agreement is
incorporated herein by this reference, and except as modified and supplemented hereby, remains unmodified and remains in full force and effect.






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     IN WITNESS WHEREOF, the parties
hereto have executed this Agreement.


HEARTHSTONE-5K FAMILY LIMITED

PARTNERSHIP


By: /s/ Margaret e. Wagner

----------------------------------

General Partner


EMERITUS CORPORATION,

a Washington Corporation


By /s/ Frank A. Ruffo

-----------------------------------

Executive Vice President



































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